                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

                           THE TOWN AND COUNTRY TRUST

             (Exact name of registrant as specified in its charter)

Maryland                            001-12056               52-6613091
---------------------------         -----------------       -------------------
(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)


100 S. Charles Street, Baltimore, MD                             21201
------------------------------------                         --------------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (410) 539-7600

                           THE TOWN AND COUNTRY TRUST
                                    FORM 8-K


                                      INDEX

Item 2.    Acquisition or Disposition of Assets

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

      a.   Pro Forma Consolidated Balance Sheet as of March 31, 2003 (Unaudited)

           Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2003 (Unaudited)

           Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 (Unaudited)

      b.   Exhibit

           Exhibit 1. Purchase and Sale Agreement dated as of the 15th day of May, 2003, by and between The TC-Fox Haven Company and Sawyer Realty Holdings, Inc. (All Exhibits to the Agreement have been omitted, and the Trust will furnish to the Commission, upon request, a copy of any omitted Exhibits.)

           Exhibit 2. Purchase and Sale Agreement dated as of the 15th day of May, 2003, by and between The TC-Woodmoor Company and Sawyer Realty Holdings, Inc. (All Exhibits to the Agreement have been omitted, and the Trust will furnish to the Commission, upon request, a copy of any omitted Exhibits.)

           Exhibit 3. First Amendment to Purchase and Sale Agreement made as of the 11th day of June, 2003, by and between the TC-Woodmoor Company and Sawyer Realty Holdings, Inc.

           Exhibit 4. Purchase and Sale Agreement date as of the 15th day of May, 2003, by and between The TC-Charlesmont Company and Sawyer Realty Holdings, Inc. (All Exhibits to the Agreement have been omitted, and the Trust will furnish to the Commission, upon request, a copy of any omitted Exhibits.)

           Exhibit 5. First Amendment to Purchase and Sale Agreement made as of the 11th day of June, 2003, by and between The TC-Charlesmont Company and Sawyer Realty Holdings, Inc.

                           THE TOWN AND COUNTRY TRUST
                                    FORM 8-K


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On July 31, 2003, the Registrant, The Town and Country Trust (the "Trust"), sold three apartment communities, known as the Charlesmont Apartments, the Woodmoor Apartments and the Foxhaven Apartments, in Baltimore County, Maryland, (collectively referred to as the "Dispositions") to, respectively, SRH Charlesmont, LLC, SRH Woodmoor, LLC and SRH Fox Haven, LLC.

The Charlesmont Apartments contain 565 apartment units located at 3000 Wallford Drive, Baltimore, Maryland. The Woodmoor Apartments contain 424 apartment units located at 6828-C Townbrook Drive, Baltimore, Maryland. The Foxhaven Apartments contain 460 apartment units located at 3051-B Essex Road, Baltimore, Maryland.

The properties were sold as "relinquished properties" and completed a "like-kind exchange" under the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the "Exchange"). Pursuant to the Exchange, the Trust previously acquired (collectively referred to as the "Acquisitions") two apartment communities, known as the Courts of Avalon and Excalibur at Avalon (collectively referred to as the "Berkshire Properties"), in Pikesville, MD, a Baltimore suburb.

The aggregate sale price for the communities was $66,250,000. The sale price, which resulted from arms-length negotiations, was determined based on the fair market value of the properties. The purchasers are not affiliated with the Trust or any of its affiliates, trustees or officers, or any associate of any trustee or officer.

The statements contained in this filing include forward-looking statements within the meaning of the Federal securities laws. Although the Trust believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate business generally and risks relating to acquisition and disposition activities. Additional information on factors which could impact the Trust and the forward-looking statements contained herein are detailed in the Trust's filings with the Securities and Exchange Commission.

ITEM 7.a.

                           THE TOWN AND COUNTRY TRUST
                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                             (AMOUNTS IN THOUSANDS)



Management has prepared the following pro forma financial statements, which are based on the historical consolidated financial statements of The Town & Country Trust (the "Company") and adjusted to give effect to the acquisition of the Berkshire Properties on April 30, 2003 and the disposition of the Dispositions on July 31, 2003.

The Unaudited Pro Forma Consolidated Balance Sheet at March 31, 2003 has been prepared to reflect the subsequent acquisition of the Berkshire Properties and disposition of the Dispositions as if those transactions had occurred on March 31, 2003. The pro forma consolidated statements of income for the year ended December 31, 2002 and the three-month period ended March 31, 2003 have been prepared to present the results of operations of the Company as if both the transactions had occurred at the beginning of each period presented.

The following consolidated pro forma financial statements should be read in conjunction with the Company's Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 15, 2003 and subsequent amendment on Form 8-K/A filed on June 24, 2003, the Company's consolidated financial statements and notes thereto that are incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2003. In the Company's opinion, all significant adjustments necessary to reflect the acquisition have been made.

                           THE TOWN AND COUNTRY TRUST
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                                 MARCH 31, 2003
                          (UNAUDITED AND IN THOUSANDS)

                                                               Historical            Pro Forma Adjustments             Pro Forma
                                                                  (a)         Acquisitions  (b)    Dispositions (d)   Consolidated
                                                             ----------------------------------------------------------------------
ASSETS
Real estate:
   Land                                                       $   102,787     $     6,430              $    (5,589)  $   103,628
   Buildings and improvements                                     696,937          57,838                  (47,516)      707,259
   Other                                                            8,794              32                     (247)        8,579
                                                             ----------------------------------------------------------------------
                                                                  808,518          64,300                  (53,352)      819,466
Less accumulated depreciation                                    (320,782)              -                   30,636      (290,146)
                                                             ----------------------------------------------------------------------
                                                                  487,736          64,300                  (22,716)      529,320

Cash and cash equivalents                                           1,448                                   25,070        26,518
Restricted cash                                                     2,660                                                  2,660
Deferred financing costs                                            4,101                                                  4,101
Other assets                                                        8,945                                     (267)        8,678
                                                             ----------------------------------------------------------------------
   Total assets                                               $   504,890     $    64,300              $     2,087   $   571,277
                                                             ======================================================================

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Notes payable - secured                                       $   491,915     $    64,300     (c)      $   (38,780)  $   517,435
Notes payable - unsecured                                           3,000                                                  3,000
Accrued interest                                                    2,446                                     (133)        2,313
Accounts payable and other liabilities                              9,095                                     (177)        8,918
Security deposits                                                   3,358                                     (340)        3,018
Minority interest                                                       -                                    5,419         5,419
                                                             ----------------------------------------------------------------------
   Total liabilities                                              509,814          64,300                  (34,011)      540,103

Shareholders' deficit:
   Common shares of beneficial interest                               163                                                    163
   Additional paid-in capital                                     328,105                                                328,105
   Distributions in excess of accumulated earnings               (326,696)                                  36,098      (290,598)
   Deferred compensation - restricted stock                        (3,997)                                                (3,997)
   Other comprehensive income                                      (2,499)                                                (2,499)
                                                             ----------------------------------------------------------------------
   Total shareholders' (deficit) equity                            (4,924)              -                   36,098        31,174
                                                             ----------------------------------------------------------------------
   Total liabilities and shareholders' (deficit) equity       $   504,890     $    64,300              $     2,087   $   571,277
                                                             ======================================================================

    Explanation of Pro Forma Adjustments:
    (a) Reflects the Company's historical Consolidated Balance Sheet as of March 31, 2003.
    (b) Represents management's estimate of the allocation of the Company's purchase price of $63.2 million and Closing costs of $1.1 million of the Berkshire Properties. The Company has not finalized the allocation of the purchase price and, therefore, such allocation is preliminary and subject to change. For further information on the Acquisitions, see the Company's Current Report on Form 8-K/A filed with the SEC on June 24, 2003.
    (c) Reflects increases in the Company's borrowings under existing credit facilities.
    (d) Reflects proceeds of approximately $66.3 million less closing costs of $1.8 million from the Dispositions sale, less payoff of outstanding mortgage debt that was available to be repaid, and removal of disposition assets and other miscellaneous accounts. The resulting gain on sale has been allocated to distributions in excess of accumulated earnings and minority interest based on historical ownership percentages. As other debt matures, the Company expects to use the remaining available proceeds to repay those obligations.

                           THE TOWN AND COUNTRY TRUST
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                                                                   Total
                                                          Historical           Pro Forma Adjustments             Pro Forma
                                                              (a)         Acquisitions (b)   Dispositions (c)   Consolidated
                                                       ------------------------------------------------------------------------
REVENUE
Rental income                                             $    32,832       $   1,508        $    (2,381)      $    31,959

EXPENSES
Operating expenses:
   Real estate taxes and insurance                              3,511             170               (234)            3,447
   Utilities                                                    2,341              52               (139)            2,254
   Repairs and maintenance                                      4,194             185               (410)            3,969
   Marketing and advertising                                    1,102              45                (58)            1,089
   Other                                                        2,824             146               (181)            2,789
                                                       ------------------------------------------------------------------------
   Total operating expenses                                    13,972             598             (1,022)           13,548

Real estate depreciation                                        5,390             441   (1)         (290)            5,541
Interest expense                                                7,615             384   (2)         (244)            7,755
General and administrative                                      1,376                                                1,376
Other depreciation and amortization                               176                                                  176
                                                       ------------------------------------------------------------------------
                                                               28,529           1,423             (1,556)           28,396
Income before gain on involuntary conversion and
    minority interest                                           4,303              85               (825)            3,563
Gain on involuntary conversion                                    621                                                  621
                                                       ------------------------------------------------------------------------
Income before minority interest                                 4,924              85               (825)            4,184
Income allocated to minority interest                             658              12               (110)              560
Minority interest distribution in excess of
    earnings                                                      403             (12)                 -               391
                                                       ------------------------------------------------------------------------
Net income                                                $     3,863       $      85        $      (715)      $     3,233
                                                       ========================================================================

Earnings per share:
   Basic                                                  $      0.24                                          $      0.20
                                                       =================                                      =================
   Diluted                                                $      0.24                                          $      0.20
                                                       =================                                      =================

Weighted average common shares outstanding - basic             15,983                                               15,983
Dilutive effect of outstanding options and restricted
   shares                                                         223                                                  223
                                                       -----------------                                      -----------------
Weighted average common shares outstanding - diluted           16,206                                               16,206
                                                       =================                                      =================

Explanation of Pro Forma Adjustments:

(a) Represents the Company's unaudited historical Consolidated Statement of Operations for the three months ended March 31, 2003.
(b) Represents the unaudited Combined Statement of Certain Revenues and Certain Operating Expenses for the Berkshire Properties for the three months ended March 31, 2003 included in the Company's Form 8-K/A filed with the SEC on June 24, 2003, including the following pro forma adjustments detailed below:
     (1) Represents the depreciation expense of the Acquisition properties based on the estimated allocation of purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 36.6 years.
     (2) Represents interest expense for the Acquisition properties for the three-month period ended March 31, 2003. Interest was computed based on the interest rates under the Company's financing facilities in effect at the time of the respective acquisition.
(c) Reflects the elimination of the results of operations of the Disposition properties as a result of the sale and the reduction of interest expense resulting from the payment of outstanding mortgage debt.

                           THE TOWN AND COUNTRY TRUST
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                                                   Total
                                                          Historical           Pro Forma Adjustments             Pro Forma
                                                              (a)         Acquisitions (b)  Dispositions (c)    Consolidated
                                                       ------------------------------------------------------------------------
REVENUE
Rental income                                             $   130,418       $   6,469        $  (9,430)       $    127,457

EXPENSES
Operating expenses:
   Real estate taxes and insurance                             12,940             698             (917)             12,721
   Utilities                                                    7,341             217             (465)              7,093
   Repairs and maintenance                                     16,328             658           (1,660)             15,326
   Marketing and advertising                                    4,739             240             (318)              4,661
   Other                                                       11,722             584             (814)             11,492
                                                       ------------------------------------------------------------------------
   Total operating expenses                                    53,070           2,397           (4,174)             51,293

Real estate depreciation                                       21,153           1,763   (1)     (1,154)             21,762
Interest expense                                               29,618           1,534   (2)       (977)             30,175
General and administrative                                      5,262                                                5,262
Other depreciation and amortization                               686                                                  686
                                                       ------------------------------------------------------------------------
                                                              109,789           5,694           (6,305)            109,178
                                                       ------------------------------------------------------------------------
Income before minority interest                                20,629             775           (3,125)             18,279
Income allocated to minority interest                           2,761             104             (418)              2,447
Minority interest distribution in excess of
    earnings                                                      576            (104)               -                 472
                                                       ------------------------------------------------------------------------
Net income                                                $    17,292       $     775        $  (2,707)        $    15,360
                                                       ========================================================================

Earnings per share:
   Basic                                                  $      1.08                                          $       .96
                                                       =================                                      =================
   Diluted                                                $      1.07                                          $       .95
                                                       =================                                      =================

Weighted average common shares outstanding - basic             15,961                                               15,961
Dilutive effect of outstanding options and restricted
    shares                                                        253                                                  253
                                                       -----------------                                      -----------------
Weighted average common shares outstanding - diluted           16,214                                               16,214
                                                       =================                                      =================

Explanation of Pro Forma Adjustments:
(a) Represents the Company's unaudited historical Consolidated Statement of Operations for the year ended December 31, 2002.
(b) Represents the unaudited Combined Statement of Certain Revenues and Certain Operating Expenses for the Berkshire Properties for the year ended December 31, 2002 included in the Company's Form 8-K/A filed with the SEC on June 24, 2003, including the following pro forma adjustments detailed below:
     (1) Represents the depreciation expense of the Acquisition properties based on the estimated allocation of purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 36.6 years.
     (2) Represents interest expense for the Acquisition properties for the year ended December 31, 2002. Interest was computed based on the interest rates under the Company's financing facilities in effect at the time of the respective acquisition.
(c) Reflects the elimination of the results of operations of the Disposition properties as a result of the sale and the reduction of interest expense resulting from the payment of outstanding mortgage debt.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The Town and Country Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             By: /s/ Alan W. Lasker
                                 ------------------
                                     Alan W. Lasker
                                     Senior Vice President
                                     Chief Financial Officer




Dated: August 13, 2003